[EXHIBIT 23.1]

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 3, 2002, included in the annual report of Bach-Hauser, Inc. on Form 10-KSB for the year ended December 31, 2001, and to the reference of our Firm as "Experts" in the Registration Statement.




                                   MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                                   Certified Public Accountants

New York, New York
May 28, 2002